Supplement dated March 28, 2012 to the Flexible Premium Variable Annuity Prospectuses Listed Below Issued by National Integrity Life Insurance Company Through its Separate Account I

Variable Annuity Prospectus	Date of Prospectus
AnnuiChoice® II (includes AnnuiChoice)	May 1, 2011
AdvantEdge (includes GrandMaster flex3 and GrandMaster)	May 1, 2011
Pinnacle (before April 30, 1998); Pinnacle III (May 1, 1998 to December 31, 2001); Pinnacle IV (January 1, 2002 to April 30, 2007) and Pinnacle V (May 1, 2007 to December 31, 2011)	December 30, 2012
Pinnacle V (post 1-1-12)	December 30, 2012
PinnaclePlus	May 1, 2010
IQ3 The SmartAnnuity (includes IQ The SmartAnnuity)	May 1, 2008

This is a supplement to the prospectuses identified above.  This supplement describes a change to Variable Account Options available through your variable annuity.  Please retain this supplement for future reference.

Rydex Fund Merger

Guggenheim Investments, advisor to the Rydex Variable Trust funds, has announced that it intends to merge the Rydex VT Alternative Strategies Allocation Fund into the Rydex VT Multi-Hedge Strategies Fund on April 20, 2012.  This merger is subject to a final proxy filing by Rydex and shareholder approval.  If the merger occurs, we will support it by replacing the Rydex VT Alternative Strategies Allocation Variable Account Option with the Rydex VT Multi-Hedge Strategies Variable Account Option in your variable annuity:

Existing Variable Account Option	Replacement Variable Account Option
Rydex VT Alternative Strategies Allocation →	Rydex VT Multi-Hedge Strategies

Any Account Value you have in the Existing Variable Account Option at the end of the Business Day on April 20, 2012 (or other date the merger may occur) will be transferred to the Replacement Variable Account Option.  You will not incur a transfer charge and the transfer will not count toward the 12 free transfers allowed each Contract Year.

If you are currently invested in both the Existing Variable Account Option and the Replacement Variable Account Option, you may be over allocated to the Replacement Variable Account Option after the merger.  Please contact your financial professional to review your investment allocations.  If you wish to change your allocation, please provide us with your written instructions at the address listed below.

Future Contributions and Systematic Programs – Any future contributions and purchases made through an automated program (such as asset rebalancing, systematic contribution, systematic transfer or dollar cost averaging) that are currently directed to the Existing Variable Account Option will be redirected to the Replacement Variable Account Option.  You can provide different directions for your future contributions or automated program allocations by contacting us or your financial representative.

Guaranteed Lifetime Income Advantage Rider – If you purchased a Guaranteed Lifetime Income Advantage Rider, this Replacement will take effect as described above.  Your allocations will remain in compliance with all investment requirements associated with those riders.  You do not need to do anything.

Free Transfer – If you transfer out of the Replacement Variable Account Option within 30 days of the date of the merger and the transfer would result in a transfer charge because you will exceed your 12 free transfers allowed during the Contract Year, you can contact us and we will ensure that you are not charged for the transfer.

You can contact our offices in writing at 400 Broadway, Cincinnati, Ohio 45202 or 15 Matthews Street, #200, Goshen, New York 10924 or call us at 1-800-433-1778.